PROSPECTUS MARCH 1, 2005

AS REVISED SEPTEMBER 3, 2005

AXA ENTERPRISE MULTIMANAGER FUNDS

AXA Enterprise Multimanager Growth Fund

AXA Enterprise Multimanager Core Equity Fund

AXA Enterprise Multimanager Value Fund

AXA Enterprise Multimanager Mid Cap Growth Fund

AXA Enterprise Multimanager Mid Cap Value Fund

AXA Enterprise Multimanager International Equity Fund

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Health Care Fund

AXA Enterprise Multimanager Core Bond Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

INTRODUCTION

AXA Enterprise Multimanager Funds Trust (“Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C, Class P and Class Y shares of each of the AXA Enterprise Multimanager Funds.* Each fund is a diversified fund, except AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund, which are non-diversified funds. AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund are sometimes referred to as “sector funds.” Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a fund is not a fundamental policy and may be changed without a shareholder vote. Each fund has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in a particular type of investment. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant fund.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The distributor for each fund is Enterprise Fund Distributors, Inc., (the “Distributor”).

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

*	On December 13, 2004, all Class A shares of the Trust then outstanding were renamed Class P shares and the Trust began offering new Class A shares, as described in this Prospectus. Class P shares are no longer available for purchase, except through exchanges of Class P shares of another fund and through dividend reinvestments, as described in this Prospectus. Also on that date, Class Z shares of the Trust were renamed Class Y shares.

Table of

CONTENTS

Goals, Strategies & Risks

AXA Enterprise Multimanager Growth Fund	1
AXA Enterprise Multimanager Core Equity Fund	3
AXA Enterprise Multimanager Value Fund	5
AXA Enterprise Multimanager Mid Cap Growth Fund	7
AXA Enterprise Multimanager Mid Cap Value Fund	9
AXA Enterprise Multimanager International Equity Fund	11
AXA Enterprise Multimanager Technology Fund	13
AXA Enterprise Multimanager Health Care Fund	16
AXA Enterprise Multimanager Core Bond Fund	18

Fund Fees & Expenses

Fund Fees & Expenses	21

More About Investment Strategies & Risks

More About Investment Strategies & Risks	24

Management Team

The Manager and the Sub-advisers	26

Fund Services

Investing in the Funds	38
How Sales Charges are Calculated	40
Ways to Reduce or Eliminate Sales Charges	45
It’s Easy to Open an Account	47
Buying Shares	48
Selling Shares	49
Selling Shares in Writing	51
Exchanging Shares	52
Restrictions on Buying, Selling and Exchanging Shares	52
How Fund Shares are Priced	55
Dividends and Other Distributions	56
Tax Consequences	56

Glossary of Terms	57

Description of Benchmarks	58

Financial Highlights	60

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years of operations. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
13.89% (2003 2nd Quarter)	–19.11% (2002 2nd Quarter)

Average Annual Total Returns for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	1.63%	–3.22%
Return After Taxes on Distributions*	1.63%	–3.31%
Return After Taxes on Distributions & Sale of Fund Shares*	1.06%	–2.78%
Class B—Return Before Taxes	1.01%	–3.51%
Return After Taxes on Distributions	1.01%	–3.52%
Return After Taxes on Distributions & Sale of Fund Shares	0.66%	–2.98%
Class C—Return Before Taxes	5.02%	–2.23%
Return After Taxes on Distributions	5.02%	–2.24%
Return After Taxes on Distributions & Sale of Fund Shares	3.26%	–1.89%
Class P—Return Before Taxes	0.96%	–3.28%
Return After Taxes on Distributions	0.96%	–3.36%
Return After Taxes on Distributions & Sale of Fund Shares	0.62%	–2.83%
Class Y—Return Before Taxes	7.07%	–1.22%
Return After Taxes on Distributions	7.03%	–1.36%
Return After Taxes on Distributions & Sale of Fund Shares	4.59%	–1.13%
Russell 1000 Growth Index**	6.30%	–0.18%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.26% (2003 2nd Quarter)	–16.07% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	4.30%	0.90%
Return After Taxes on Distributions*	4.29%	0.72%
Return After Taxes on Distributions & Sale of Fund Shares*	2.79%	0.64%
Class B—Return Before Taxes	3.88%	0.69%
Return After Taxes on Distributions	3.88%	0.60%
Return After Taxes on Distributions & Sale of Fund Shares	2.52%	0.53%
Class C—Return Before Taxes	8.00%	1.98%
Return After Taxes on Distributions	8.00%	1.90%
Return After Taxes on Distributions & Sale of Fund Shares	5.20%	1.64%
Class P—Return Before Taxes	3.70%	0.85%
Return After Taxes on Distributions	3.63%	0.65%
Return After Taxes on Distributions & Sale of Fund Shares	2.40%	0.59%
Class Y—Return Before Taxes	10.03%	2.99%
Return After Taxes on Distributions	9.86%	2.71%
Return After Taxes on Distributions & Sale of Fund Shares	6.52%	2.37%
Standard and Poor’s 500 Index**	10.88%	3.59%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.02% (2003 2nd Quarter)	–17.25% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	9.28%	4.66%
Return After Taxes on Distributions*	8.81%	4.20%
Return After Taxes on Distributions & Sale of Fund Shares*	6.34%	3.73%
Class B—Return Before Taxes	9.00%	4.60%
Return After Taxes on Distributions	8.72%	4.37%
Return After Taxes on Distributions & Sale of Fund Shares	6.18%	3.83%
Class C—Return Before Taxes	13.10%	5.84%
Return After Taxes on Distributions	12.82%	5.61%
Return After Taxes on Distributions & Sale of Fund Shares	8.84%	4.90%
Class P—Return Before Taxes	8.53%	4.59%
Return After Taxes on Distributions	7.98%	4.10%
Return After Taxes on Distributions & Sale of Fund Shares	5.85%	3.65%
Class Y—Return Before Taxes	15.23%	6.90%
Return After Taxes on Distributions	14.55%	6.30%
Return After Taxes on Distributions & Sale of Fund Shares	10.22%	5.58%
Russell 1000 Value Index**	16.49%	8.57%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $447 million to $20 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
20.53% (2003 2nd Quarter)	–22.35% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since- inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	6.32%	–2.47%
Return After Taxes on Distributions*	6.32%	–2.47%
Return After Taxes on Distributions & Sale of Fund Shares*	4.11%	–2.09%
Class B—Return Before Taxes	6.01%	–2.75%
Return After Taxes on Distributions	6.01%	–2.75%
Return After Taxes on Distributions & Sale of Fund Shares	3.91%	–2.33%
Class C—Return Before Taxes	10.03%	–1.49%
Return After Taxes on Distributions	10.03%	–1.49%
Return After Taxes on Distributions & Sale of Fund Shares	6.52%	–1.26%
Class P—Return Before Taxes	6.41%	–2.31%
Return After Taxes on Distributions	6.41%	–2.31%
Return After Taxes on Distributions & Sale of Fund Shares	4.17%	–1.95%
Class Y—Return Before Taxes	12.16%	–0.44%
Return After Taxes on Distributions	12.16%	–0.44%
Return After Taxes on Distributions & Sale of Fund Shares	7.90%	–0.37%
Russell Midcap Growth Index**	15.48%	6.16%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $447 million to $20 billion.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub- advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.66% (2003 2nd Quarter)	–20.69% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since- inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	9.33%	4.78%
Return After Taxes on Distributions*	9.33%	4.68%
Return After Taxes on Distributions & Sale of Fund Shares*	6.06%	4.02%
Class B—Return Before Taxes	9.13%	4.70%
Return After Taxes on Distributions	9.13%	4.69%
Return After Taxes on Distributions & Sale of Fund Shares	5.94%	4.02%
Class C—Return Before Taxes	13.04%	5.88%
Return After Taxes on Distributions	13.04%	5.87%
Return After Taxes on Distributions & Sale of Fund Shares	8.47%	5.03%
Class P—Return Before Taxes	9.54%	4.98%
Return After Taxes on Distributions	9.54%	4.88%
Return After Taxes on Distributions & Sale of Fund Shares	6.20%	4.19%
Class Y—Return Before Taxes	15.24%	6.96%
Return After Taxes on Distributions	15.24%	6.81%
Return After Taxes on Distributions & Sale of Fund Shares	9.90%	5.87%
Russell Midcap Value Index**	23.71%	15.56%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) J.P. Morgan Investment Management Inc. Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund’s success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these cash instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.54% (2003 2nd Quarter)	–22.89% (2002 3rd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	13.07%	6.85%
Return After Taxes on Distributions*	12.74%	6.52%
Return After Taxes on Distributions & Sale of Fund Shares*	8.55%	5.67%
Class B—Return Before Taxes	13.09%	6.92%
Return After Taxes on Distributions	12.98%	6.82%
Return After Taxes on Distributions & Sale of Fund Shares	8.57%	5.88%
Class C—Return Before Taxes	17.09%	8.07%
Return After Taxes on Distributions	16.98%	7.97%
Return After Taxes on Distributions & Sale of Fund Shares	11.17%	6.88%
Class P—Return Before Taxes	12.43%	6.81%
Return After Taxes on Distributions	12.02%	6.45%
Return After Taxes on Distributions & Sale of Fund Shares	8.13%	5.61%
Class Y—Return Before Taxes	19.15%	9.14%
Return After Taxes on Distributions	18.61%	8.67%
Return After Taxes on Distributions & Sale of Fund Shares	12.50%	7.56%
Morgan Stanley Capital International EAFE Index**	20.25%	11.89%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC, Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotech, energy equipment and services, and electronic manufacturing services. The fund does not limit its investment to issuers with a specific market capitalization range. While the fund can invest in securities of U.S. and foreign companies, the majority of fund assets are expected to be invested in securities of U.S. companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub- advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
27.53% (2003 2nd Quarter)	–26.99% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	–0.09%	–2.97%
Return After Taxes on Distributions*	–0.09%	–3.01%
Return After Taxes on Distributions & Sale of Fund Shares*	–0.06%	–2.54%
Class B—Return Before Taxes	–0.69%	–3.23%
Return After Taxes on Distributions	–0.69%	–3.24%
Return After Taxes on Distributions & Sale of Fund Shares	–0.45%	–2.74%
Class C—Return Before Taxes	3.31%	–1.91%
Return After Taxes on Distributions	3.31%	–1.92%
Return After Taxes on Distributions & Sale of Fund Shares	2.15%	–1.63%
Class P—Return Before Taxes	0.21%	–2.74%
Return After Taxes on Distributions	0.21%	–2.78%
Return After Taxes on Distributions & Sale of Fund Shares	0.14%	–2.35%
Class Y—Return Before Taxes	5.45%	–0.92%
Return After Taxes on Distributions	5.45%	–0.99%
Return After Taxes on Distributions & Sale of Fund Shares	3.54%	–0.83%
Russell 1000 Technology Index**#	1.44%	–2.44%
Russell 1000 Index**	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the fund can invest in securities of U.S. and foreign companies of any size, the majority of fund assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is a non-diversified fund, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
18.23% (2003 2nd Quarter)	–13.13% (2002 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	7.14%	2.68%
Return After Taxes on Distributions*	6.27%	2.33%
Return After Taxes on Distributions & Sale of Fund Shares*	5.77%	2.23%
Class B—Return Before Taxes	6.99%	2.62%
Return After Taxes on Distributions	6.06%	2.31%
Return After Taxes on Distributions & Sale of Fund Shares	5.74%	2.21%
Class C—Return Before Taxes	10.99%	3.87%
Return After Taxes on Distributions	10.06%	3.57%
Return After Taxes on Distributions & Sale of Fund Shares	8.34%	3.29%
Class P—Return Before Taxes	7.35%	2.88%
Return After Taxes on Distributions	6.47%	2.53%
Return After Taxes on Distributions & Sale of Fund Shares	5.90%	2.40%
Class Y—Return Before Taxes	13.02%	4.88%
Return After Taxes on Distributions	12.11%	4.50%
Return After Taxes on Distributions & Sale of Fund Shares	9.65%	4.10%
Russell 1000 Healthcare Index**#	2.98%	–0.98%
Russell 1000 Index**	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the fund invests.
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The fund may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the fund’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Fund. AXA Equitable normally allocates the fund’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The fund’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-advisers determine that they have the potential for above-average total return.

The fund may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The fund’s sub-advisers may, when consistent with the fund’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment goal.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative security for purposes other than as a hedge, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the annual total returns for the fund’s Class Y shares for each of the last three calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B, C and Class P shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B, C and Class P shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
3.28% (2002 3rd Quarter)	–2.26% (2004 2nd Quarter)

Average Annual Total Returns

for the period ended December 31, 2004

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*	–1.22%	3.48%
Return After Taxes on Distributions*	–2.53%	1.64%
Return After Taxes on Distributions & Sale of Fund Shares*	–0.71%	1.88%
Class B—Return Before Taxes	–1.87%	3.32%
Return After Taxes on Distributions	–2.98%	1.69%
Return After Taxes on Distributions & Sale of Fund Shares	–1.12%	1.87%
Class C—Return Before Taxes	2.12%	4.56%
Return After Taxes on Distributions	1.01%	2.96%
Return After Taxes on Distributions & Sale of Fund Shares	1.47%	2.95%
Class P—Return Before Taxes	–1.11%	3.65%
Return After Taxes on Distributions	–2.43%	1.81%
Return After Taxes on Distributions & Sale of Fund Shares	–0.64%	2.03%
Class Y—Return Before Taxes	4.16%	5.63%
Return After Taxes on Distributions	2.68%	3.67%
Return After Taxes on Distributions & Sale of Fund Shares	2.79%	3.65%
Lehman Brothers Aggregate Bond Index**	4.34%	6.19%
*	The fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the fund’s Class A shares for periods prior to that date is the performance of the fund’s Class P shares adjusted to reflect the fees and expenses of the fund’s Class A shares.
**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Core Equity Fund, AXA Enterprise Multimanager Value Fund, AXA Enterprise Multimanager Mid Cap Growth Fund, AXA Enterprise Multimanager Mid Cap Value Fund, AXA Enterprise Multimanager International Equity Fund, AXA Enterprise Multimanager Technology Fund, AXA Enterprise Multimanager Healthcare Fund and AXA Enterprise Multimanager Core Bond Fund
	CLASS A		CLASS B		CLASS C		CLASS P		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		5.50%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		5.50%	[2]	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None	[6]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[7]	2.00%		2.00%		2.00%		2.00%		2.00%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “Fund Services.” The maximum sales charge imposed on purchases of Class P shares of the AXA Enterprise Multimanager Core Bond Fund is 4.50% of the offering price.
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Fund Services.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Fund Services.”
[6]	If you buy $1,000,000 or more of Class P shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions on those shares.
[7]	If you redeem or exchange shares of a fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the fund for the benefit of the remaining shareholders.

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Enterprise Multimanager Growth Fund					AXA Enterprise Multimanager Core Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.98%	3.98%	3.98%	3.98%	3.98%	3.55%	3.55%	3.55%	3.55%	3.55%
Total operating expenses	5.43%	5.98%	5.98%	5.23%	4.98%	5.00%	5.55%	5.55%	4.80%	4.55%
Waiver/expense reimbursement**	(3.78)%	(3.78)%	(3.78)%	(3.78)%	(3.78)%	(3.35)%	(3.35)%	(3.35)%	(3.35)%	(3.35)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.65%	2.20%	2.20%	1.45%	1.20%
	AXA Enterprise Multimanager Value Fund					AXA Enterprise Multimanager Mid Cap Growth Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.68%	3.68%	3.68%	3.68%	3.68%	3.79%	3.79%	3.79%	3.79%	3.79%
Total operating expenses	5.13%	5.68%	5.68%	4.93%	4.68%	5.44%	5.99%	5.99%	5.24%	4.99%
Waiver/expense reimbursement**	(3.48)%	(3.48)%	(3.48)%	(3.48)%	(3.48)%	(3.54)%	(3.54)%	(3.54)%	(3.54)%	(3.54)%
Net operating expenses***	1.65%	2.20%	2.20%	1.45%	1.20%	1.90%	2.45%	2.45%	1.70%	1.45%
	AXA Enterprise Multimanager Mid Cap Value Fund					AXA Enterprise Multimanager International Equity Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	3.05%	3.05%	3.05%	3.05%	3.05%	4.32%	4.32%	4.32%	4.32%	4.32%
Total operating expenses	4.70%	5.25%	5.25%	4.50%	4.25%	5.92%	6.47%	6.47%	5.72%	5.47%
Waiver/expense reimbursement**	(2.80)%	(2.80)%	(2.80)%	(2.80)%	(2.80)%	(3.82)%	(3.82)%	(3.82)%	(3.82)%	(3.82)%
Net operating expenses***	1.90%	2.45%	2.45%	1.70%	1.45%	2.10%	2.65%	2.65%	1.90%	1.65%
	AXA Enterprise Multimanager Technology Fund					AXA Enterprise Multimanager Health Care Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	5.79%	5.79%	5.79%	5.79%	5.79%	4.95%	4.95%	4.95%	4.95%	4.95%
Total operating expenses	7.54%	8.09%	8.09%	7.34%	7.09%	6.70%	7.25%	7.25%	6.50%	6.25%
Waiver/expense reimbursement**	(5.39)%	(5.39)%	(5.39)%	(5.39)%	(5.39)%	(4.55)%	(4.55)%	(4.55)%	(4.55)%	(4.55)%
Net operating expenses***	2.15%	2.70%	2.70%	1.95%	1.70%	2.15%	2.70%	2.70%	1.95%	1.70%
	AXA Enterprise Multimanager Core Bond Fund
	CLASS A*	CLASS B	CLASS C	CLASS P	CLASS Y
Management fee	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.45%	1.00%	1.00%	0.25%	0.00%
Other expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Total operating expenses	2.64%	3.19%	3.19%	2.44%	2.19%
Waiver/expense reimbursement**	(1.39)%	(1.39)%	(1.39)%	(1.39)%	(1.39)%
Net operating expenses***	1.25%	1.80%	1.80%	1.05%	0.80%
*	Because the Class A shares have no operating history prior to the date of this Prospectus, “Other expenses” are based on estimated amounts for the current fiscal period.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
***	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class B, Class C, Class P and Class Y shares for the fiscal year ended October 31, 2004 were 2.16%, 2.16%, 1.41% and 1.16% for Growth Fund, 2.15%, 2.15%, 1.40% and 1.15% for Core Equity Fund, 2.02%, 2.02%, 1.27% and 1.02% for Value Fund, 2.20%, 2.20%, 1.45% and 1.20% for Mid Cap Growth Fund, 2.37%, 2.37%, 1.62% and 1.37% for Mid Cap Value Fund, 2.38%, 2.38%, 1.63% and 1.38% for International Equity Fund, 2.49%, 2.49%, 1.74% and 1.49% for Technology Fund, 2.63%, 2.63%, 1.88% and 1.63% for Health Care Fund, 3.19%, 3.19%, 2.44% and 2.19% for Core Bond Fund.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Multimanager Growth Fund							AXA Enterprise Multimanager Core Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$689	$122	$635	$723	$223	$323	$223	$689	$122
3 years	$1,699	$1,841	$1,441	$1,441	$1,441	$1,711	$1,156	$1,619	$1,758	$1,358	$1,358	$1,358	$1,631	$1,071
5 years	$2,755	$2,834	$2,634	$2,634	$2,634	$2,727	$2,191	$2,604	$2,680	$2,480	$2,480	$2,480	$2,576	$2,029
10 years	$5,354	$5,518	$5,518	$5,518	$5,518	$5,248	$4,779	$5,065	$5,233	$5,233	$5,233	$5,233	$4,955	$4,460

	AXA Enterprise Multimanager Value Fund							AXA Enterprise Multimanager Mid Cap Growth Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$963	$723	$223	$323	$223	$689	$122	$659	$748	$248	$348	$248	$713	$148
3 years	$2,093	$1,783	$1,383	$1,383	$1,383	$1,655	$1,097	$1,723	$1,865	$1,465	$1,465	$1,465	$1,734	$1,181
5 years	$3,201	$2,727	$2,527	$2,527	$2,527	$2,622	$2,078	$2,777	$2,857	$2,657	$2,657	$2,657	$2,750	$2,215
10 years	$5,875	$5,320	$5,320	$5,320	$5,320	$5,045	$4,558	$5,373	$5,536	$5,536	$5,536	$5,536	$5,268	$4,800

	AXA Enterprise Multimanager Mid Cap Value Fund							AXA Enterprise Multimanager International Equity Fund
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$659	$748	$248	$348	$248	$713	$148	$678	$768	$268	$368	$268	$732	$168
3 years	$1,585	$1,722	$1,322	$1,322	$1,322	$1,596	$1,034	$1,828	$1,973	$1,573	$1,573	$1,573	$1,839	$1,293
5 years	$2,516	$2,591	$2,391	$2,391	$2,391	$2,488	$1,935	$2,956	$3,040	$2,840	$2,840	$2,840	$2,930	$2,408
10 years	$4,869	$5,039	$5,039	$5,039	$5,039	$4,757	$4,245	$5,689	$5,848	$5,848	$5,848	$5,848	$5,588	$5,149

	AXA Enterprise Multimanager Technology Fund							AXA Enterprise Multimanager Health Care
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)				(1)	(2)	(1)	(2)
1 year	$683	$773	$273	$373	$273	$737	$173	$683	$773	$273	$373	$273	$737	$173
3 years	$2,123	$2,278	$1,878	$1,878	$1,878	$2,133	$1,607	$1,973	$2,123	$1,723	$1,723	$1,723	$1,984	$1,448
5 years	$3,491	$3,584	$3,384	$3,384	$3,384	$3,466	$2,982	$3,220	$3,309	$3,109	$3,109	$3,109	$3,194	$2,691
10 years	$6,617	$6,762	$6,762	$6,762	$6,762	$6,531	$6,176	$6,157	$6,309	$6,309	$6,309	$6,309	$6,064	$5,667

	AXA Enterprise Multimanager Core Bond
	CLASS A	CLASS B		CLASS C		CLASS P	CLASS Y
		(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$552	$82
3 years	$1,130	$1,253	$853	$853	$853	$1,049	$551
5 years	$1,690	$1,748	$1,548	$1,548	$1,548	$1,572	$1,047
10 years	$3,209	$3,398	$3,398	$3,398	$3,398	$3,000	$2,414
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that come with inherent risks. Each fund’s principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the funds.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Fund, Technology Fund and Core Bond Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Multiple Sub-Adviser Risk.  Each of the funds employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the fund. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses. The sale of fund securities may result in the recognition of capital gain or loss, which can create adverse tax results for shareholders.

Special Situations Risk.  The Core Equity Fund and International Equity Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Mid Cap Growth Fund, Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to supervise and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a fund’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Statement of Additional Information.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser(s), portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a sub-adviser to AXA Enterprise Multimanager Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2004, AIM Management had approximately $138 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Value Fund and AXA Enterprise Multimanager Mid Cap Growth Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Enterprise Multimanager Core Equity Fund and AXA Enterprise Multimanager International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2004, Alliance Capital had approximately $531 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to AXA Enterprise Multimanager Mid-Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers, S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2004, AXA Rosenberg Group had approximately $56 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2004, BAI had approximately $342 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Enterprise Multimanager Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $1.02 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2004, Franklin, together with its affiliates, had approximately $402 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2004, ICAP had approximately $8.9 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2004, JCG had approximately $139 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. As of December 31, 2004, J.P. Morgan had approximately $791 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Enterprise Multimanager International Equity Fund. Marsico is an indirect-wholly owned subsidiary of Bank of America Corporation. As of December 31, 2004, Marsico had approximately $44 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Enterprise Multimanager Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2004, MFS had approximately $146.4 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Bond Fund. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Enterprise Multimanager Mid Cap Growth Fund. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2004, Provident had approximately $6 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund, AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Health Care Fund. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $22.7 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Enterprise Multimanager Growth Fund and AXA Enterprise Multimanager Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Société Générale Asset Management, S.A. holds a majority interest in the TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2004, TCW had approximately $109 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Enterprise Multimanager Core Equity Fund. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2004, Thornburg had approximately $12.6 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Enterprise Multimanager Mid Cap Value Fund) AXA Enterprise Multimanager Health Care Fund and AXA Enterprise Multimanager Technology Fund. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 87 partners, all active employees of the firm; the managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird	Mr. Baird is a Senior Vice President and has been a Portfolio Manager of Alliance Capital since 1999. Mr. Baird joined Alliance Capital as an Assistant Vice President in 1994.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Joanne L. Howard Seth A. Reicher

Ms. Howard, a Co-Chief Investment Officer of RCM’s Large Cap Team since January 2003, has been a Managing Director since 1998 and a Principal since 1993. Ms. Howard joined RCM as a Senior Portfolio Manager in 1992. Prior to joining RCM, Ms. Howard spent 17 years at Scudder, Stevens & Clark where she was a Managing Director.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993. Prior to joining RCM, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Mr. Blum, a Managing Director at TCW since February 2004, joined TCW as an investment associate in July 1999. Prior to joining TCW, Mr. Blum was a Senior analyst with FMAC Capital Markets in Los Angeles.

Mr. Burlingame, a Managing Director at TCW, has been employed with TCW since 2000. Prior to joining TCW, he was an equities analyst at Brandywine Asset Management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Equity Fund	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Marilyn G. Fedak chairs the US Equity Investment Policy Group. Ms. Fedak has been the Chief Investment Officer – U.S. Value Equities and an Executive Vice President at Alliance Capital since 2000. She was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. (“Bernstein”) from 1993 to 2000 when Bernstein became the Bernstein Unit of Alliance Capital.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	Mr. Pinto has been a Portfolio Manager with Janus or its predecessor since 1994. Prior to joining Janus, Mr. Pinto analyzed telecommunications and financial services companies for a family investment firm.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995. Prior to joining Thornburg, he was with USAA as a Portfolio Manager and Analyst from 1975 to 1995.
AXA Enterprise Multimanager Value Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter	Mr. Glatter has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1999. Mr. Glatter joined Alliance Capital as an equity analyst and portfolio manager in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. He was an Analyst with ICAP from 1976 to 1981 and returned in 1988 as Director of Research before leading a group in buying out the firm’s founder.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Edward B. Baldini Steven R. Gorham

Mr. Baldini is a portfolio manager with MFS and has been employed in the investment management area of MFS since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

Mr. Gorham is a Senior Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Mid Cap Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

Mr. Aronow has been a Senior Vice President of Alliance Capital since 2000. Mr. Aronow joined Alliance Capital as a Vice President and Portfolio Manager in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap consumer sectors at INVESCO (NY) from 1997 to 1999. Mr. Aronow joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1994.

Mr. Kirpalani has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap industrial, financial and energy sectors at INVESCO (NY) from 1997 to 1999. Mr. Kirpalani joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1993.

Ms. Lau has been a Vice President and Portfolio Manager since she joined Alliance Capital in 1999. Prior to joining Alliance Capital, she was responsible for covering small cap technology companies at INVESCO (NY) from 1997 to 1999. Ms. Lau joined Chancellor Capital Management as a small cap analyst in 1997 before it became INVESCO (NY). Prior to that, she was a healthcare securities analyst with Goldman Sachs from 1994 to 1997.

Mr. Attalienti has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for covering the health care industry at Chase Asset Management from 1994 to 1999.

	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team	The portion of assets allocated to Franklin is managed by a team of investment professionals, led by Edward B. Jamieson. Mr. Jamieson is an Executive Vice President and portfolio manager and has been associated with Franklin (and its predecessor, Franklin Templeton Investments) since 1987.

	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team	The portion of assets allocated to Provident is managed by a team of investment professionals, led by Evelyn Lapham and John Yoon. Ms. Lapham, Managing Director and Mr. Yoon, Senior Vice President, are both portfolio managers with research responsibilities and have been with Provident since December 1997 and July 1995, respectively.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Mid Cap Value Fund	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg does not have Portfolio Managers as traditionally defined, but rather, the firm has Portfolio Engineers who research and monitor the fund’s performance against the relevant benchmark and ensure compliance with the fund’s objectives. The team of portfolio engineers and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg’s investment models and for the day-to-day operations of the accounts.

Dr. Ricks is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. He is responsible for the overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, now called AXA Rosenberg.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst. Prior to joining TCW, Mr. Galluccio was a Securities Analyst with Lehman Brothers Kuhn Loeb, Inc. from 1981 to 1982.

Ms. Suvall has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst. Prior to joining TCW, Ms. Suvall was a Research Liaison to equity sales with Wertheim Schroder and Co. from 1983 to 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the fund since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager International Equity Fund	Alliance Capital Management, L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Kevin F. Simms and Henry S. D’Auria are Senior Vice Presidents and Co-Chief Investment Officers of International Value Equities, both having held this position since June 2003. Mr. Simms has been Director of Research for International Value and Global Value Equities since October 2000. Prior thereto, he was Director of Research for Emerging Markets Equities at Sanford C. Bernstein (“Bernstein”).

Mr. D’Auria has been Chief Investment Officer of Emerging Markets Value since 2002. Prior thereto, he was Director of Research for Small Cap Value and Emerging Markets Value Equities at Bernstein.

	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Management Team	The portion of assets allocated to J.P. Morgan is managed by a team of investment professionals led by Howard Williams and James Fisher. Mr. Howard joined J.P. Morgan as a portfolio manager in 1994 and is currently a Managing Director and the head of J.P. Morgan’s Global Portfolios Group. Mr. Fisher joined J.P. Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in J.P. Morgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	Mr. Gendelman joined Marsico in 2000. Prior to joining Marsico, he was a Vice President of International Sales for Goldman Sachs & Co. from 1987 to 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Technology Fund	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA from 1997 to 2000.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the fund since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company from 1996 to 1999.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the Fund since 2003.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Health Care Fund	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team

The portion of assets allocated to AIM is managed by a team of investment professionals. The individual members of the team are Michael Yellen, Kirk L. Anderson and Bryan A. Unterhalter.

Mr. Yellen, Senior Portfolio Manager, has been responsible for the fund since 2002 and has been associated with AIM and/or its affiliates since 1994.

Mr. Anderson, Portfolio Manager, has been responsible for the fund since 2004 and has been associated with AIM and/or its affiliates since 1994.

Mr. Unterhalter, Portfolio Manager, has been responsible for the fund since 2004 and has been associated with AIM and/or its affiliates since 1997.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson	Dr. Selena A. Chaisson re-joined RCM in 2004 as the Sector Leader of the Healthcare team. From 1999 to 2003, she was associated with Tiger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Ms. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the Fund since its inception.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining the firm, Mr. Deresiewicz, was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital (1987 - 1998), and in graduate school at Harvard Business School (2000).

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the Fund since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the Fund since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the Fund since its inception.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience
AXA Enterprise Multimanager Core Bond Fund	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Mr. Amero has been a Managing Director and Portfolio Manager of BAI since 1990. Prior to joining BAI, he was a Vice President in Fixed Income Research at The First Boston Corporation from 1985 to 1990.

Mr. Anderson has been a Managing Director and Chief Investment Officer, Fixed Income of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from 1987 to 1988.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

The Portfolio Management Team develops and implements investment strategy for the fund.

William H. Gross heads the Portfolio Management Team. Mr. Gross is a Managing Director and the Chief Investment Officer of PIMCO and has been associated with the firm for over 30 years. Mr. Gross was a founder of PIMCO.

Management Fees

Each fund pays a fee to AXA Equitable for management services. The Core Equity Fund, Growth Fund and Value Fund each pay a management fee at an annual rate of 1.00% of the average net assets of the fund. The Mid Cap Growth Fund and Mid Cap Value Fund each pay a management fee at an annual rate of 1.20% of the average net assets of the fund. The International Equity Fund pays a management fee at an annual rate of 1.15% of the average net assets of the fund. The Technology Fund and Health Care Fund each pay a management fee at an annual rate of 1.30% of the average net assets of the fund. The Core Bond Fund pays a management fee at an annual rate of 0.70% of the average net assets of the fund.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.15% of the fund’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS A	CLASS B	CLASS C	CLASS P	CLASS Y
AXA Enterprise Multimanager Core Equity Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Growth Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Value Fund	1.65%	2.20%	2.20%	1.45%	1.20%
AXA Enterprise Multimanager Mid Cap Growth Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager Mid Cap Value Fund	1.90%	2.45%	2.45%	1.70%	1.45%
AXA Enterprise Multimanager International Equity Fund	2.10%	2.65%	2.65%	1.90%	1.65%
AXA Enterprise Multimanager Technology Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Health Care Fund	2.15%	2.70%	2.70%	1.95%	1.70%
AXA Enterprise Multimanager Core Bond Fund	1.25%	1.80%	1.80%	1.05%	0.80%

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

FUND SERVICES

Investing in the Funds

Choosing a Share

Each fund offers Class A, Class B, Class C and Class Y shares to the public. This prospectus also describes Class P shares of the funds. However, Class P shares are no longer available for investment. These funds are not designed for market-timers, see the section entitled “Restrictions on Buying, Selling and Exchanging Shares.” Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprisefunds.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the Statement of Additional Information.

	Class A	Class B	Class C	Class P	Class Y
• Availability?	• Generally available through most investment dealers.	• Available only to investors making a single purchase of less than $100,000.	• Available only to investors making a single purchase of less than $1,000,000.	• No longer available for investment, except through reinvestment of dividends and distributions and exchanges from Class P shares of another fund.	• Available only to certain types of investors purchasing $1,000,000 or more.
• Initial Sales Charge?	• Yes, payable at time of purchase. Lower sales charges available for larger investments. See “Fund Services — How Sales Charges are Calculated.”	• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.	• Yes. You pay a sales charge when you buy fund shares. Lower sales charges available for larger investments.	• No. Entire purchase is invested in shares of a fund.

FUND SERVICES

Investing in the Funds (cont’d)

	Class A	Class B	Class C	Class P	Class Y
• Contingent Deferred Sales Charge (“CDSC”)?

•   No. However, we will charge a CDSC if you sell shares within one year of purchasing them and no initial sales charge was imposed because the original purchase price exceeded $1 million or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000 in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts (“ESAs”) or Roth IRAs.

		• Yes, payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes, payable if you redeem your shares within one year of purchase.	• No. (However, we will charge a CDSC if you sell within one year of purchasing shares, on which no initial sales charge was imposed because the original purchase price exceeded $1 million.)	• No.
• Distribution and Service Fees?	• 0.20% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.	• No.

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges for:

All Funds

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
**	From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $500,000 of Class A shares will be 1%.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gains distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000.

Class C Contingent Deferred Sales Charges

Holding Period After Purchase	% Deducted when Shares are Sold
One year	1.00%
Thereafter	0.00%

Class P Shares

The price that you pay when you buy Class P shares is their net asset value plus a sales charge, which varies depending upon the size of your purchase and the fund you buy shares of. Please note that Class P shares are no longer available for investment, except through reinvestment of dividends and distributions and through exchanges of Class P shares of another fund.

Class P Sales Charges for:

All Funds (other than the AXA Enterprise Multimanager Core Bond Fund)

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to $99,999	4.75%	4.99%	4.25%
$100,000 up to $249,999	3.75%	3.90%	3.25%
$250,000 up to $499,999	2.75%	2.83%	2.50%
$500,000 up to $999,999	2.00%	2.04%	1.75%
$1,000,000 and up*	None	None	None
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

Class P Sales Charges for AXA Enterprise Multimanager Core Bond Fund:

Your Investment	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to $249,999	3.50%	3.63%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.25%
$500,000 up to $999,999	1.75%	1.78%	1.50%
$1,000,000 and up*	None	None	None
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee;

•	Are a wrap account client of an eligible broker-dealer; and

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or

•	Are a financial institutional buyer.

The minimum investment amount for purchasing Class Y shares is $1,000,000.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted in the Prospectus, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “FUND SERVICES — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. Because these distribution fees are paid out of the funds’ assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more over time than paying the front-end sales charge on Class A shares.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as The Advest Group Inc., who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined

FUND SERVICES

How Sales Charges are Calculated (cont’d)

from time to time by AXA Equitable or the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fund Fees and Expenses.”

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other specified services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise fund for investment purposes, including those that may include one or more AXA Enterprise fund on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to financial intermediaries for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). The subaccounting fees the funds pay are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the intermediaries provide services, the fees will increase with the success of the intermediaries’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by related parties of the shareholder, such as immediate family members; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•	Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of broker dealers and other intermediaries that have entered into selling or service arrangements with AXA-Equitable or the Distributors;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Clients of fee-based/fee-only financial advisor; and

•	State-sponsored Texas 529 qualified tuition savings plan.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

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Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•	Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Multimanager Funds Trust. Check the Statement of Additional Information for details.

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It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$ 250	$50
Automatic Bank Draft Plan	$ 250	$50**
Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	$1000	$50
Coverdell Education Savings Accounts	$ 250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B, Class C or Class Y shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-368-3527. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts. The $35 annual fee will not be deducted from accounts where the balance drops below $1500 due to market movement.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. The fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV, minus any applicable CDSC, on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

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Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Multimanager Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with our completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street
Kansas City, Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.enterprisefunds.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to ABA # 011000028, Account # 99047144, Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through ACH
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment, and $50 minimum subsequently).

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an ACH Form. A signature guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

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Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and in particular, the section on signature guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to “Participate in a Systematic Withdrawal Plan” below or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

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•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan

•   You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Participate in a Systematic Withdrawal Plan

•   If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the sub-advisers. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gains dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The Advisors will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The funds may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the funds may terminate the plan at any time.

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Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A signature guarantee is necessary if:

•	Total redemption proceeds exceed $50,000; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).

A signature guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Signature guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Signature guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Signature guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Signature guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

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Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or a CDSC. If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•   Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXAEnterprise Shareholder Services P.O.Box 219731 KansasCity, MO 64121-9731
By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Frequent exchanges or purchases and redemptions of fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it

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difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities (e.g., the International Equity Fund) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities present arbitrage opportunities because the market for such securities may be less liquid then the market for the securities of larger companies and lower quality bonds, which could result in pricing inefficiencies.

AXA Equitable and the funds discourage frequent exchanges and purchases and redemptions of fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each fund and AXA Equitable reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the fund’s other shareholders or would disrupt the management of the fund.

The Trust’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. AXA Equitable seeks to apply such policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determine that a shareholder’s exchange or purchase and redemption patterns among the funds are disruptive to the funds, they may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined exchange or purchase and redemption activity of shareholders that they believe are under common ownership, control or direction. AXA Equitable currently considers exchanges into and out of (or vice versa) a fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a fund (with the exceptions described below) which have been held for one month or less, AXA Equitable will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the funds will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions:

2. Shares redeemed or exchanged by the AXA Enterprise Allocation Funds;

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3. Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by AXA Equitable; and

4. Shares redeemed by a fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, AXA Equitable may also, in its sole discretion and without further notice, change what they consider potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions placed on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. AXA Enterprise Shareholder Services recommends that certificates be sent by registered mail.

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How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by the Transfer Agent.

•	Requests received by the Transfer Agent after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, fund securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a fund’s shares are not priced, the value of a fund’s investments that includes such securities may change on days when shares of the fund cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the AXA Enterprise Multimanager Funds’ board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of fund shares is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

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Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Fund normally pays dividends monthly, and its net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Multimanager Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Multimanager Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Multimanager Funds in writing, contact your broker or call 800-432-4320.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gains over net long-term capital loss are generally taxable at ordinary income rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of gains from investments that a fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another AXA Enterprise Multimanager Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from a fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each Fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index

Contains the bottom 800 companies in the Russell 1000 Index with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell Midcap Value Index

Contains the bottom 800 companies in the Russell 100 Index with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. No information is presented for the Class A shares of the funds because they had no operations prior to the date of this Prospectus. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements).

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report and Semi-Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA ENTERPRISE MULTIMANAGER GROWTH FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$8.64	$7.05	$10.00	$8.57	$7.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.05)	(0.05)	(0.13)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.20	1.69	(2.90)	0.19	1.68	(2.90)

Total from investment operations	0.13	1.64	(2.95)	0.06	1.58	(3.00)

Less distributions:
Dividends from net investment income	—	(0.05)	—	—	(0.01)	—

Net asset value, end of period	$8.77	$8.64	$7.05	$8.63	$8.57	$7.00

Total return (b)†	1.50%	23.38%	(29.50)%	0.70%	22.52%	(30.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,146	$2,199	$1,429	$2,544	$2,497	$1,732
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.45%	1.45%	1.45%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.41%	1.42%	1.40%	2.16%	2.17%	2.15%
Before waivers, reimbursements and fees paid indirectly (a)	5.23%	5.98%	6.71%	5.98%	6.73%	7.46%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.81)%	(0.66)%	(0.74)%	(1.56)%	(1.41)%	(1.49)%
After waivers, reimbursements and fees paid indirectly (a)	(0.77)%	(0.63)%	(0.69)%	(1.52)%	(1.38)%	(1.44)%
Before waivers, reimbursements and fees paid indirectly (a)	(4.59)%	(5.19)%	(6.00)%	(5.34)%	(5.94)%	(6.75)%
Portfolio turnover rate	51%	31%	26%	51%	31%	26%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.33	$0.34	$0.34	$0.33	$0.34	$0.34

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$8.56	$7.00	$10.00	$8.65	$7.06	$10.00

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.10)	(0.10)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.19	1.67	(2.90)	0.20	1.69	(2.91)

Total from investment operations	0.06	1.57	(3.00)	0.15	1.66	(2.94)

Less distributions:
Dividends from net investment income	—	(0.01)	—	(0.01)	(0.07)	—

Net asset value, end of period	$8.62	$8.56	$7.00	$8.79	$8.65	$7.06

Total return (b)†	0.82%	22.37%	(30.00)%	1.72%	23.66%	(29.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$265	$325	$243	$5,682	$6,028	$4,567
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%	2.20%	2.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	2.16%	2.17%	2.15%	1.16%	1.17%	1.15%
Before waivers, reimbursements and fees paid indirectly (a)	5.98%	6.73%	7.46%	4.98%	5.73%	6.46%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.56)%	(1.41)%	(1.49)%	(0.56)%	(0.41)%	(0.49)%
After waivers, reimbursements and fees paid indirectly (a)	(1.52)%	(1.38)%	(1.44)%	(0.52)%	(0.38)%	(0.44)%
Before waivers, reimbursements and fees paid indirectly (a)	(5.34)%	(5.94)%	(6.75)%	(4.34)%	(4.94)%	(5.75)%
Portfolio turnover rate	51%	31%	26%	51%	31%	26%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.33	$0.34	$0.34	$0.33	$0.34	$0.36

AXA ENTERPRISE MULTIMANAGER CORE EQUITY FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.27	$7.75	$10.00	$9.21	$7.70	$10.00

Income (loss) from investment operations:
Net investment income (loss)	— #	0.01	— #	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	1.62	(2.25)	0.64	1.61	(2.25)

Total from investment operations	0.65	1.63	(2.25)	0.57	1.56	(2.30)

Less distributions:
Dividends from net investment income	—	(0.11)	—	—	(0.05)	—

Net asset value, end of period	$9.92	$9.27	$7.75	$9.78	$9.21	$7.70

Total return (b)†	7.01%	21.29%	(22.50)%	6.19%	20.37%	(23.00)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,317	$2,011	$1,335	$2,987	$2,765	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.45%	1.45%	1.45%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.40%	1.44%	1.38%	2.15%	2.19%	2.13%
Before waivers, reimbursements and fees paid indirectly (a)	4.80%	5.56%	6.08%	5.55%	6.31%	6.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.03)%	0.13%	0.06%	(0.78)%	(0.62)%	(0.69)%
After waivers, reimbursements and fees paid indirectly (a)	0.02%	0.14%	0.13%	(0.73)%	(0.61)%	(0.62)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.38)%	(3.98)%	(4.56)%	(4.13)%	(4.73)%	(5.31)%
Portfolio turnover rate	52%	56%	39%	52%	56%	39%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.33	$0.34	$0.32	$0.32	$0.34	$0.33

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.21	$7.69	$10.00	$9.28	$7.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.05)	(0.05)	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	1.62	(2.26)	0.65	1.62	(2.26)

Total from investment operations	0.57	1.57	(2.31)	0.68	1.65	(2.24)

Less distributions:
Dividends from net investment income	—	(0.05)	—	(0.01)	(0.13)	—

Net asset value, end of period	$9.78	$9.21	$7.69	$9.95	$9.28	$7.76

Total return (b)†	6.19%	20.53%	(23.10)%	7.29%	21.57%	(22.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$392	$408	$293	$6,949	$6,776	$5,248
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%	2.20%	2.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	2.15%	2.19%	2.13%	1.15%	1.19%	1.13%
Before waivers, reimbursements and fees paid indirectly (a)	5.55%	6.31%	6.83%	4.55%	5.31%	5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.78)%	(0.62)%	(0.69)%	0.22%	0.38%	0.31%
After waivers, reimbursements and fees paid indirectly (a)	(0.73)%	(0.61)%	(0.62)%	0.27%	0.39%	0.38%
Before waivers, reimbursements and fees paid indirectly (a)	(4.13)%	(4.73)%	(5.31)%	(3.13)%	(3.73)%	(4.31)%
Portfolio turnover rate	52%	56%	39%	52%	56%	39%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.32	$0.34	$0.33	$0.33	$0.34	$0.34

AXA ENTERPRISE MULTIMANAGER VALUE FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004	2003(c)		2004	2003(c)
Net asset value, beginning of period	$9.51	$7.99	$10.00	$9.46	$7.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.04	0.01	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	1.60	(2.05)	1.33	1.59	(2.02)

Total from investment operations	1.42	1.67	(2.01)	1.34	1.59	(2.04)

Less distributions:
Dividends from net investment income	(0.05)	(0.15)	—	—	(0.09)	—

Net asset value, end of period	$10.88	$9.51	$7.99	$10.80	$9.46	$7.96

Total return (b)†	15.14%	21.11%	(20.10)%	14.27%	20.28%	(20.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,231	$1,990	$1,364	$2,787	$2,818	$2,217
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.45%	1.45%	1.45%	2.20%	2.20%	2.20%
After waivers, reimbursements and fees paid indirectly (a)	1.27%	1.35%	1.35%	2.02%	2.10%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)	4.93%	5.80%	6.19%	5.68%	6.55%	6.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.63%	0.68%	0.47%	(0.12)%	(0.07)%	(0.28)%
After waivers, reimbursements and fees paid indirectly (a)	0.81%	0.78%	0.57%	0.06%	0.03%	(0.18)%
Before waivers, reimbursements and fees paid indirectly (a)	(2.85)%	(3.67)%	(4.26)%	(3.60)%	(4.42)%	(5.01)%
Portfolio turnover rate	108%	148%	123%	108%	148%	123%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.36	$0.37	$0.35	$0.36	$0.37	$0.35

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004	2003(c)		2004	2003(c)
Net asset value, beginning of period	$9.46	$7.95	$10.00	$9.54	$8.02	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	— #	(0.02)	0.11	0.09	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	1.60	(2.03)	1.35	1.60	(2.04)

Total from investment operations	1.35	1.60	(2.05)	1.46	1.69	(1.98)

Less distributions:
Dividends from net investment income	—	(0.09)	—	(0.08)	(0.17)	—

Net asset value, end of period	$10.81	$9.46	$7.95	$10.92	$9.54	$8.02

Total return (b)†	14.27%	20.28%	(20.50)%	15.37%	21.47%	(19.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$375	$386	$315	$6,924	$6,306	$5,318
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.20%	2.20%	2.20%	1.20%	1.20%	1.20%
After waivers, reimbursements and fees paid indirectly (a)	2.02%	2.10%	2.10%	1.02%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly (a)	5.68%	6.55%	6.94%	4.68%	5.55%	5.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.12)%	(0.07)%	(0.28)%	0.88%	0.93%	0.72%
After waivers, reimbursements and fees paid indirectly (a)	0.06%	0.03%	(0.18)%	1.06%	1.03%	0.82%
Before waivers, reimbursements and fees paid indirectly (a)	(3.60)%	(4.42)%	(5.01)%	(2.60)%	(3.42)%	(4.01)%
Portfolio turnover rate	108%	148%	123%	108%	148%	123%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.36	$0.37	$0.36	$0.36	$0.37	$0.36

AXA ENTERPRISE MULTIMANAGER MID CAP GROWTH FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$8.47	$6.20	$10.00	$8.36	$6.16	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.08)	(0.09)	(0.17)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	0.51	2.35	(3.71)	0.51	2.33	(3.71)

Total from investment operations	0.41	2.27	(3.80)	0.34	2.20	(3.84)

Net asset value, end of period	$8.88	$8.47	$6.20	$8.70	$8.36	$6.16

Total return (b)†	4.96%	36.61%	(38.00)%	4.07%	35.71%	(38.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,747	$2,440	$1,409	$3,263	$3,299	$2,094
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.70%	1.70%	1.70%	2.45%	2.45%	2.45%
After waivers, reimbursements and fees paid indirectly (a)	1.45%	1.52%	1.62%	2.20%	2.27%	2.37%
Before waivers, reimbursements and fees paid indirectly (a)	5.24%	6.36%	7.22%	5.99%	7.11%	7.97%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.45)%	(1.29)%	(1.40)%	(2.20)%	(2.04)%	(2.15)%
After waivers, reimbursements and fees paid indirectly (a)	(1.20)%	(1.11)%	(1.32)%	(1.95)%	(1.86)%	(2.07)%
Before waivers, reimbursements and fees paid indirectly (a)	(4.99)%	(5.95)%	(6.92)%	(5.74)%	(6.70)%	(7.67)%
Portfolio turnover rate	86%	180%	192%	86%	180%	192%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.31	$0.32	$0.34	$0.30	$0.32	$0.33

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$8.34	$6.15	$10.00	$8.51	$6.21	$10.00

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.13)	(0.13)	(0.08)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.50	2.32	(3.72)	0.51	2.36	(3.71)

Total from investment operations	0.33	2.19	(3.85)	0.43	2.30	(3.79)

Net asset value, end of period	$8.67	$8.34	$6.15	$8.94	$8.51	$6.21

Total return (b)†	4.08%	35.61%	(38.50)%	5.05%	37.04%	(37.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$352	$376	$485	$5,884	$5,841	$4,155
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.45%	2.45%	2.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	2.20%	2.27%	2.37%	1.20%	1.27%	1.37%
Before waivers, reimbursements and fees paid indirectly (a)	5.99%	7.11%	7.97%	4.99%	6.11%	6.97%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(2.20)%	(2.04)%	(2.15)%	(1.20)%	(1.04)%	(1.15)%
After waivers, reimbursements and fees paid indirectly (a)	(1.95)%	(1.86)%	(2.07)%	(0.95)%	(0.86)%	(1.07)%
Before waivers, reimbursements and fees paid indirectly (a)	(5.74)%	(6.70)%	(7.67)%	(4.74)%	(5.70)%	(6.67)%
Portfolio turnover rate	86%	180%	192%	86%	180%	192%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.30	$0.32	$0.33	$0.31	$0.32	$0.36

AXA ENTERPRISE MULTIMANAGER MID CAP VALUE FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.78	$7.20	$10.00	$9.71	$7.15	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.02)	(0.03)	(0.11)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.23	2.65	(2.77)	1.21	2.65	(2.76)

Total from investment operations	1.20	2.63	(2.80)	1.10	2.57	(2.85)

Less distributions:
Dividends from net investment income	—	(0.05)	—	—	(0.01)	—

Net asset value, end of period	$10.98	$9.78	$7.20	$10.81	$9.71	$7.15

Total return (b)†	12.27%	36.84%	(28.00)%	11.33%	35.90%	(28.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,921	$3,770	$2,902	$3,803	$3,661	$2,451
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.70%	1.70%	1.70%	2.45%	2.45%	2.45%
After waivers, reimbursements and fees paid indirectly (a)	1.62%	1.68%	1.57%	2.37%	2.43%	2.32%
Before waivers, reimbursements and fees paid indirectly (a)	4.50%	5.43%	5.86%	5.25%	6.18%	6.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.38)%	(0.25)%	(0.48)%	(1.13)%	(1.00)%	(1.23)%
After waivers, reimbursements and fees paid indirectly (a)	(0.30)%	(0.23)%	(0.35)%	(1.05)%	(0.98)%	(1.10)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.18)%	(3.98)%	(4.64)%	(3.93)%	(4.73)%	(5.39)%
Portfolio turnover rate	68%	78%	112%	68%	78%	112%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.30	$0.30	$0.28	$0.29	$0.30	$0.29

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.70	$7.15	$10.00	$9.79	$7.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.08)	(0.09)	(0.01)	— #	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.21	2.64	(2.76)	1.23	2.65	(2.77)

Total from investment operations	1.10	2.56	(2.85)	1.22	2.65	(2.79)

Less distributions:
Dividends from net investment income	—	(0.01)	—	(0.01)	(0.07)	—

Net asset value, end of period	$10.80	$9.70	$7.15	$11.00	$9.79	$7.21

Total return (b)†	11.44%	35.76%	(28.50)%	12.51%	37.13%	(27.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$461	$490	$550	$7,555	$7,017	$5,167
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.45%	2.45%	2.45%	1.45%	1.45%	1.45%
After waivers, reimbursements and fees paid indirectly (a)	2.37%	2.43%	2.32%	1.37%	1.43%	1.32%
Before waivers, reimbursements and fees paid indirectly (a)	5.25%	6.18%	6.61%	4.25%	5.18%	5.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(1.13)%	(1.00)%	(1.23)%	(0.13)%	0.00%	(0.23)%
After waivers, reimbursements and fees paid indirectly (a)	(1.05)%	(0.98)%	(1.10)%	(0.05)%	0.02%	(0.10)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.93)%	(4.73)%	(5.39)%	(2.93)%	(3.73)%	(4.39)%
Portfolio turnover rate	68%	78%	112%	68%	78%	112%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.29	$0.30	$0.29	$0.30	$0.30	$0.30

AXA ENTERPRISE MULTIMANAGER INTERNATIONAL EQUITY FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004	2003(c)		2004	2003(c)
Net asset value, beginning of period	$9.77	$7.91	$10.00	$9.72	$7.86	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.04	0.03	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.63	1.91	(2.12)	1.63	1.92	(2.11)

Total from investment operations	1.69	1.95	(2.09)	1.60	1.90	(2.14)

Less distributions:
Dividends from net investment income	(0.05)	(0.09)	—	—	(0.04)	—

Net asset value, end of period	$11.41	$9.77	$7.91	$11.32	$9.72	$7.86

Total return (b)†	17.39%	25.02%	(20.90)%	16.46%	24.23%	(21.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,982	$1,562	$1,059	$2,806	$2,423	$1,814
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.90%	1.90%	1.90%	2.65%	2.65%	2.65%
After waivers, reimbursements and fees paid indirectly (a)	1.63%	1.86%	1.86%	2.38%	2.61%	2.61%
Before waivers, reimbursements and fees paid indirectly (a)	5.72%	7.02%	7.65%	6.47%	7.77%	8.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.25%	0.49%	0.39%	(0.50)%	(0.26)%	(0.36)%
After waivers, reimbursements and fees paid indirectly (a)	0.52%	0.53%	0.43%	(0.23)%	(0.22)%	(0.32)%
Before waivers, reimbursements and fees paid indirectly (a)	(3.57)%	(4.63)%	(5.37)%	(4.32)%	(5.38)%	(6.12)%
Portfolio turnover rate	67%	92%	27%	67%	92%	27%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.41	$0.43	$0.43	$0.41	$0.43	$0.43

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004	2003(c)		2004	2003(c)
Net asset value, beginning of period	$9.72	$7.87	$10.00	$9.80	$7.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)	(0.03)	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.64	1.91	(2.10)	1.64	1.91	(2.12)

Total from investment operations	1.61	1.89	(2.13)	1.72	1.98	(2.07)

Less distributions:
Dividends from net investment income	—	(0.04)	—	(0.08)	(0.11)	—

Net asset value, end of period	$11.33	$9.72	$7.87	$11.44	$9.80	$7.93

Total return (b)†	16.56%	24.08%	(21.30)%	17.73%	25.40%	(20.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$349	$305	$213	$7,119	$6,164	$5,055
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.65%	2.65%	2.65%	1.65%	1.65%	1.65%
After waivers, reimbursements and fees paid indirectly (a)	2.38%	2.61%	2.61%	1.38%	1.61%	1.61%
Before waivers, reimbursements and fees paid indirectly (a)	6.47%	7.77%	8.40%	5.47%	6.77%	7.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.50)%	(0.26)%	(0.36)%	0.50%	0.74%	0.64%
After waivers, reimbursements and fees paid indirectly (a)	(0.23)%	(0.22)%	(0.32)%	0.77%	0.78%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)	(4.32)%	(5.38)%	(6.12)%	(3.32)%	(4.38)%	(5.12)%
Portfolio turnover rate	67%	92%	27%	67%	92%	27%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income (loss)	$0.41	$0.43	$0.44	$0.42	$0.43	$0.44

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.07	$5.77	$10.00	$8.97	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.12)	(0.10)	(0.20)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.09)	3.44	(4.13)	(0.10)	3.41	(4.12)

Total from investment operations	(0.23)	3.32	(4.23)	(0.30)	3.24	(4.26)

Less distributions:
Dividends from net investment income	—	(0.02)	—	—	(0.01)	—

Net asset value, end of period	$8.84	$9.07	$5.77	$8.67	$8.97	$5.74

Total return (b)†	(2.54)%	57.67%	(42.30)%	(3.34)%	56.41%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$477	$480	$219	$1,035	$1,056	$429
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.95%	1.95%	1.95%	2.70%	2.70%	2.70%
After waivers, reimbursements and fees paid indirectly (a)	1.74%	1.92%	1.92%	2.49%	2.67%	2.67%
Before waivers, reimbursements and fees paid indirectly (a)	7.34%	9.26%	9.38%	8.09%	10.01%	10.13%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.73)%	(1.69)%	(1.69)%	(2.48)%	(2.44)%	(2.44)%
After waivers, reimbursements and fees paid indirectly (a)	(1.52)%	(1.66)%	(1.66)%	(2.27)%	(2.41)%	(2.41)%
Before waivers, reimbursements and fees paid indirectly (a)	(7.12)%	(9.00)%	(9.12)%	(7.87)%	(9.75)%	(9.87)%
Portfolio turnover rate	172%	125%	154%	172%	125%	154%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.48	$0.52	$0.44	$0.47	$0.51	$0.43

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$8.97	$5.74	$10.00	$9.09	$5.78	$10.00

Income (loss) from investment operations:
Net investment loss	(0.20)	(0.17)	(0.14)	(0.11)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	3.41	(4.12)	(0.11)	3.44	(4.13)

Total from investment operations	(0.30)	3.24	(4.26)	(0.22)	3.34	(4.22)

Less distributions:
Dividends from net investment income	—	(0.01)	—	#	(0.03)	—

Net asset value, end of period	$8.67	$8.97	$5.74	$8.87	$9.09	$5.78

Total return (b)†	(3.34)%	56.41%	(42.60)%	(2.39)%	58.14%	(42.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$67	$62	$41	$5,474	$5,954	$3,494
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.70%	2.70%	2.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	2.49%	2.67%	2.67%	1.49%	1.67%	1.67%
Before waivers, reimbursements and fees paid indirectly (a)	8.09%	10.01%	10.13%	7.09%	9.01%	9.13%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(2.48)%	(2.44)%	(2.44)%	(1.48)%	(1.44)%	(1.44)%
After waivers, reimbursements and fees paid indirectly (a)	(2.27)%	(2.41)%	(2.41)%	(1.27)%	(1.41)%	(1.41)%
Before waivers, reimbursements and fees paid indirectly (a)	(7.87)%	(9.75)%	(9.87)%	(6.87)%	(8.75)%	(8.87)%
Portfolio turnover rate	172%	125%	154%	172%	125%	154%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.47	$0.50	$0.46	$0.48	$0.51	$0.47

AXA ENTERPRISE MULTIMANAGER HEALTH CARE FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.38	$8.07	$10.00	$9.30	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)	(0.08)	(0.08)	(0.17)	(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.13	1.43	(1.85)	1.12	1.44	(1.84)

Total from investment operations	1.04	1.35	(1.93)	0.95	1.29	(1.98)

Less distributions:
Dividends from net investment income	—	(0.04)	—	—	(0.01)	—

Net asset value, end of period	$10.42	$9.38	$8.07	$10.25	$9.30	$8.02

Total return (b)†	11.09%	16.78%	(19.30)%	10.32%	15.89%	(19.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$848	$801	$561	$1,288	$1,126	$932
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.95%	1.95%	1.95%	2.70%	2.70%	2.70%
After waivers, reimbursements and fees paid indirectly (a)	1.88%	1.94%	1.93%	2.63%	2.69%	2.68%
Before waivers, reimbursements and fees paid indirectly (a)	6.50%	7.40%	7.83%	7.25%	8.15%	8.58%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.96)%	(0.97)%	(1.15)%	(1.71)%	(1.72)%	(1.90)%
After waivers, reimbursements and fees paid indirectly (a)	(0.89)%	(0.96)%	(1.13)%	(1.64)%	(1.71)%	(1.88)%
Before waivers, reimbursements and fees paid indirectly (a)	(5.51)%	(6.42)%	(7.03)%	(6.26)%	(7.17)%	(7.78)%
Portfolio turnover rate	127%	103%	102%	127%	103%	102%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.47	$0.47	$0.42	$0.46	$0.47	$0.42

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$9.30	$8.03	$10.00	$9.41	$8.09	$10.00

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.15)	(0.14)	(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.13	1.43	(1.83)	1.13	1.44	(1.84)

Total from investment operations	0.96	1.28	(1.97)	1.06	1.38	(1.91)

Less distributions:
Dividends from net investment income	—	(0.01)	—	— #	(0.06)	—

Net asset value, end of period	$10.26	$9.30	$8.03	$10.47	$9.41	$8.09

Total return (b)†	10.32%	15.89%	(19.70)%	11.32%	17.16%	(19.10)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98	$165	$157	$6,277	$5,670	$4,884
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.70%	2.70%	2.70%	1.70%	1.70%	1.70%
After waivers, reimbursements and fees paid indirectly (a)	2.63%	2.69%	2.68%	1.63%	1.69%	1.68%
Before waivers, reimbursements and fees paid indirectly (a)	7.25%	8.15%	8.58%	6.25%	7.15%	7.58%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(1.71)%	(1.72)%	(1.90)%	(0.71)%	(0.72)%	(0.90)%
After waivers, reimbursements and fees paid indirectly (a)	(1.64)%	(1.71)%	(1.88)%	(0.64)%	(0.71)%	(0.88)%
Before waivers, reimbursements and fees paid indirectly (a)	(6.26)%	(7.17)%	(7.78)%	(5.26)%	(6.17)%	(6.78)%
Portfolio turnover rate	127%	103%	102%	127%	103%	102%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.46	$0.47	$0.43	$0.47	$0.47	$0.44

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

	Class A			Class B
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$10.25	$10.22	$10.00	$10.23	$10.20	$10.00

Income from investment operations:
Net investment income	0.25	0.27	0.31	0.17	0.19	0.26
Net realized and unrealized gain on investments and foreign currency transactions	0.24	0.32	0.19	0.24	0.32	0.18

Total from investment operations	0.49	0.59	0.50	0.41	0.51	0.44

Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.28)	(0.24)	(0.27)	(0.24)
Distributions from realized gains	(0.19)	(0.21)	—	(0.19)	(0.21)	—

Total dividends and distributions	(0.51)	(0.56)	(0.28)	(0.43)	(0.48)	(0.24)

Net asset value, end of period	$10.23	$10.25	$10.22	$10.21	$10.23	$10.20

Total return (b)†	4.91%	5.93%	5.08%	4.02%	5.14%	4.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,287	$4,514	$4,837	$7,380	$9,647	$8,989
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%	1.05%	1.05%	1.80%	1.80%	1.80%
Before waivers and reimbursements (a)	2.44%	2.25%	2.58%	3.19%	3.00%	3.33%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.43%	2.59%	3.69%	1.68%	1.84%	2.94%
Before waivers and reimbursements (a)	1.04%	1.39%	2.16%	0.29%	0.64%	1.41%
Portfolio turnover rate	564%	566%	422%	564%	566%	422%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.14	$0.12	$0.13	$0.14	$0.12	$0.13

	Class C			Class Z
	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)	Year Ended October 31,		December 31, 2001* to October 31, 2002(c)
	2004(c)	2003(c)		2004(c)	2003(c)
Net asset value, beginning of period	$10.22	$10.19	$10.00	$10.25	$10.22	$10.00

Income from investment operations:
Net investment income	0.17	0.19	0.25	0.27	0.29	0.33
Net realized and unrealized gain on investments and foreign currency transactions	0.24	0.32	0.18	0.24	0.33	0.19

Total from investment operations	0.41	0.51	0.43	0.51	0.62	0.52

Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.24)	(0.34)	(0.38)	(0.30)
Distributions from realized gains	(0.19)	(0.21)	—	(0.19)	(0.21)	—

Total dividends and distributions	(0.43)	(0.48)	(0.24)	(0.53)	(0.59)	(0.30)

Net asset value, end of period	$10.20	$10.22	$10.19	$10.23	$10.25	$10.22

Total return (b)†	4.12%	5.14%	4.38%	5.17%	6.19%	5.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,000	$1,538	$1,960	$26,206	$26,589	$28,552
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.80%	1.80%	1.80%	0.80%	0.80%	0.80%
Before waivers and reimbursements (a)	3.19%	3.00%	3.33%	2.19%	2.00%	2.33%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.68%	1.84%	2.94%	2.68%	2.84%	3.94%
Before waivers and reimbursements (a)	0.29%	0.64%	1.41%	1.29%	1.64%	2.41%
Portfolio turnover rate	564%	566%	422%	564%	566%	422%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.14	$0.12	$0.13	$0.14	$0.12	$0.13

*	Fund commenced operations on December 31, 2001.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods of less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on monthly average shares outstanding.

If you would like more information about the funds, the following documents are available free upon request.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available (i) in the funds’ SAI and (ii) on the funds’ website at www.axaenterprise.com.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Co-distributor at:

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, GA 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Multimanager Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Multimanager Funds

AXA Enterprise Multimanager Growth Fund	AXA Enterprise Multimanager International Equity Fund
AXA Enterprise Multimanager Core Equity Fund	AXA Enterprise Multimanager Technology Fund
AXA Enterprise Multimanager Value Fund	AXA Enterprise Multimanager Healthcare Fund
AXA Enterprise Multimanager Mid Cap Growth Fund	AXA Enterprise Multimanager Core Bond Fund
AXA Enterprise Multimanager Mid Cap Value Fund

(Investment Company Act File No. 811-10507)